Exhibit 99-1


         THE SAVANNAH BANCORP REPORTS EARNINGS INCREASES OF 3.0 PERCENT
                FOR 2003 AND 3.4 PERCENT FOR THE FOURTH QUARTER

SAVANNAH, Ga.--(BUSINESS WIRE)--Jan. 27, 2004--The Savannah Bancorp (Nasdaq:
SAVB) reported record net income of $4,644,000 in 2003 compared with net income of $4,508,000 in 2002, an increase of 3.0 percent. Excluding $117,000 of net startup costs for the new Harbourside Mortgage loan production office on Hilton Head Island, South Carolina, net income would have increased 5.6 percent in 2003. Net income per diluted share was $1.39 for 2003 and $1.35 in 2002, an increase of 3.0 percent. These earnings represent a return of 12.99 percent on average equity and 1.05 percent on average assets for 2003.

Net income for the fourth quarter 2003 was $1,192,000, up 3.4 percent from $1,153,000 in the fourth quarter 2002. Net income per diluted share was 36 cents compared to 35 cents per share in 2002, an increase of 2.9 percent. Fourth quarter earnings include $88,000 of net startup costs attributable to Harbourside. Excluding the startup costs, net income for the quarter would have increased by 11 percent.

In commenting on the new Harbourside Mortgage operations on Hilton Head, Archie
H. Davis, President and CEO, said, "Ed Brown and his team of mortgage bankers are excited about our opportunities on Hilton Head Island and the surrounding areas. We are so fortunate to have the wealth of experience, enthusiasm and customer connections that the Harbourside team brings to our Company." Harbourside originates various types of real estate loans, retains certain loans, sells loans in the secondary market and services loan for investors. Quarterly earnings in the first half of 2004 will continue to be negatively impacted by Harbourside startup costs. It is expected to reach profitability on a quarterly basis later in 2004.

In 2003, average loans were $356 million compared with $307 million in 2002, an increase of 16 percent. Average deposits were $365 million in 2003 and $327 million in 2002, an increase of 12 percent. Average total assets increased 12 percent to $444 million in 2003 from $397 million in 2002. Total assets were $477 million and $438 million at December 31, 2003 and 2002, respectively, an increase of 8.9 percent.

The earnings increase for 2003 included net interest income growth of 7.5 percent. Historically low interest rates and a lower interest spread on new assets contributed to the net interest margin decline to 3.91 percent from 4.10 percent. Other income increased $371,000, or 12 percent, primarily due to increased gains on the sale of mortgage loans of $164,000 and earnings of $122,000 on bank owned life insurance investments made in mid-2003.

Other expenses increased $933,000, or 8.7 percent in 2003 over 2002. Salary and benefit expense increased $685,000, or 11 percent. Excluding Harbourside personnel costs of $194,000, personnel expense increased 8.2 percent in 2003. Data processing expenses increased $103,000 in 2003, or 12.8 percent, and included costs which significantly improve capabilities for serving customers and for improved internal operating efficiencies.

Credit quality improved at December 31, 2003 as nonperforming loans declined to $598,000, or 0.15 percent of total loans from $2,114,000, or 0.63 percent at December 31, 2002. Net loan losses for 2003 were $306,000, or 0.09 percent of average loans compared to $203,000, or .07 percent in 2002.

Archie Davis has announced his plans to retire from active management after the annual shareholders' meeting on April 29, 2004. G. Mike Odom, Jr. has been elected CEO and John C. Helmken II has been elected President, effective after Davis' retirement.

"I have full confidence in the new leadership team. These two men have proven their abilities to successfully lead this organization for many years to come," said Davis.

The Board of Directors declared a regular quarterly cash dividend of 16 cents per share to shareholders of record on February 6, 2004, payable on February 17, 2004.

The Savannah Bancorp, Inc. is a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia). The Company has five banking locations in Savannah and one in Richmond Hill. Additionally, the Company opened Harbourside Mortgage Company, a division of The Savannah Bank, N.A. in the fourth quarter. Harbourside is a loan production office on Hilton Head Island, South Carolina. The Savannah Bancorp, Inc. 's Corporate Website at www.savb.com contains comprehensive historical and current financial information on the Company and its management.

Forward Looking Statements

This press release may contain statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding future expectations or events. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                       FOURTH QUARTER FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 2003 AND 2002
                       (thousands, except per share data)
                                   (Unaudited)

BALANCE SHEET DATA
AT DECEMBER 31                               2003      2002  % CHANGE
----------------------------------------------------------------------
Total assets                             $476,865  $437,598       9.0
Interest-earning assets                   449,025   394,756        14
Loans                                     386,731   336,775        15
Allowance for loan losses                   5,067     4,373        16
Nonperforming assets                        1,525     2,114       (28)
Deposits                                  389,146   363,044       7.2
Interest-bearing liabilities              360,817   337,213       7.0
Shareholders' equity                       36,771    34,756       5.8
Allowance for credit losses
 to total loans                              1.31%     1.30%      0.8
Nonperforming assets to
 total loans and NPAs                        0.39%     0.63%      (38)
Loan to deposit ratio                       99.38%    92.76%      7.1
Equity to assets                             7.71%     7.94%     (2.9)
Tier 1 capital to risk-weighted assets      10.60%     9.99%      6.1
Book value per share                       $11.20    $10.59       5.8
Outstanding shares                          3,282     3,281       0.0

PERFORMANCE RATIOS FOR
 THE YEAR                                    2003      2002  % CHANGE
----------------------------------------------------------------------
NET INCOME                                 $4,644    $4,508       3.0
Return on average assets                     1.05%     1.14%     (7.9)
Return on average equity                    12.99%    13.50%     (3.8)
Net interest margin                          3.91%     4.10%     (4.6)
Efficiency ratio                            59.40%    59.17%      0.4
PER SHARE DATA:
Net income - basic                          $1.42     $1.37       3.6
Net income - diluted                        $1.39     $1.35       3.0
Dividends                                   $0.63     $0.61       3.3
AVERAGE SHARES:
Basic                                       3,282     3,280       0.1
Diluted                                     3,345     3,328       0.5

PERFORMANCE RATIOS  FOR
 THE FOURTH QUARTER                          2003      2002  % CHANGE
----------------------------------------------------------------------
NET INCOME                                 $1,192    $1,153       3.4
Return on average assets                     1.01%     1.11%     (9.0)
Return on average equity                    12.95%    13.28%     (2.5)
Net interest margin                          3.86%     4.07%     (5.2)
Efficiency ratio                            60.24%    59.08%      2.0
PER SHARE DATA:
Net income - basic                          $0.36     $0.35       2.9
Net income - diluted                        $0.36     $0.35       2.9
Dividends                                   $0.16    $0.155       3.2
AVERAGE SHARES:
Basic                                       3,282     3,281       0.0
Diluted                                     3,355     3,329       0.8

              THE SAVANNAH BANCORP, INC.  AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                      DECEMBER 31, 2003 AND 2002
                  (thousands, except per share data)

                                                        DECEMBER 31,
----------------------------------------------------------------------
                                                       2003      2002
----------------------------------------------------------------------
ASSETS
Cash and due from banks                             $16,695   $34,932
Federal funds sold                                    2,291       733
----------------------------------------------------------------------
     Cash and cash equivalents                       18,986    35,665
Interest-bearing deposits in banks                   11,987     6,061
Securities available for sale, at fair value
 (amortized cost of $38,197 in 2003 and
 $53,112 in 2002)                                    39,090    54,898
Loans, held for sale                                 10,393         -
Loans, net of allowance for credit losses
 of $5,067 in 2003 and $4,373 in 2002               381,664   332,402
Premises and equipment, net                           4,817     4,804
Other real estate owned                                 927       117
Bank owned life insurance                             5,123         -
Other assets                                          3,878     3,651
----------------------------------------------------------------------
          Total assets                             $476,865  $437,598
======================================================================
LIABILITIES
Deposits:
   Non interest-bearing                             $77,173   $63,450
   Interest-bearing                                 311,973   299,594
----------------------------------------------------------------------
          Total deposits                            389,146   363,044
Securities sold under repurchase
 agreements and federal funds purchased              22,249    16,994
Federal Home Loan Bank Advances                      20,409    20,625
Trust preferred securities                            6,186         -
Other liabilities                                     2,104     2,179
----------------------------------------------------------------------
          Total liabilities                         440,094   402,842
----------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share:
  authorized 20,000,000 shares; issued
  3,290,223 and 2,991,378 shares in
  2003 and 2002, respectively                         3,290     2,991
  Preferred stock, par value $1 per share:
      authorized 10,000,000 shares, none issued           -         -
  Additional paid-in capital                         25,109    18,557
  Retained earnings                                   7,965    12,261
  Treasury stock, 8,246 and 8,450 shares
     in 2003 and 2002, respectively                    (147)     (161)
  Accumulated other comprehensive income                554     1,108
----------------------------------------------------------------------
          Total shareholders' equity                 36,771    34,756
----------------------------------------------------------------------
          Total liabilities and  shareholders'
           equity                                  $476,865  $437,598
======================================================================

              THE SAVANNAH BANCORP, INC.  AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF INCOME
     FOR THE TWO YEARS AND FIVE QUARTERS ENDING DECEMBER 31, 2003
                  (thousands, except per share data)
                      (Unaudited Quarterly Data)

                   FOR THE YEARS              2003               2002
                        ENDED      -----------------------------------
                    DECEMBER 31
                  ---------------- Fourth  Third Second  First Fourth
                     2003    2002   Qrtr.  Qrtr.  Qrtr.  Qrtr.  Qrtr.
                  ---------------- -----------------------------------
INTEREST AND FEE INCOME
Interest and fees
 on loans         $20,683 $20,244  $5,382 $5,106 $5,153 $5,042 $5,137
Interest on
 investment
 securities         2,040   3,051     470    460    513    597    699
Interest on
 deposits with
 banks                102      72      37     33     22     10     10
Interest on
 federal funds
 sold                 112     145      14     23     47     28     32
---------------------------------- -----------------------------------
   Total  interest
    and fee income 22,937  23,512   5,903  5,622  5,735  5,677  5,878
---------------------------------- -----------------------------------
INTEREST EXPENSE:
Interest on
 deposits           5,346   7,104   1,258  1,300  1,377  1,411  1,608
Interest on other
 borrowings           326     258     126     74     59     67     63
Interest on FHLB
 Advances           1,023   1,040     254    259    255    255    262
---------------------------------- -----------------------------------
   Total interest
    expense         6,695   8,402   1,638  1,633  1,691  1,733  1,933
---------------------------------- -----------------------------------
NET INTEREST
 INCOME            16,242  15,110   4,265  3,989  4,044  3,944  3,945
Provision for
 credit losses      1,000     750     210    255    265    270    287
---------------------------------- -----------------------------------
NET INTEREST INCOME
 AFTER THE PROVISION
 FOR LOAN LOSSES   15,242  14,360   4,055  3,734  3,779  3,674  3,658
---------------------------------- -----------------------------------
NONINTEREST INCOME
Trust fees            398     353     105    101    100     92     88
Service charges on
 deposits           1,572   1,576     376    396    394    406    409
Gains on sales of
 mortgage loans,
 net (a)              776     612     106    252    246    172    257
Other income          635     469     191    194    129    121    130
---------------------------------- -----------------------------------
  Total noninterest
   income           3,381   3,010     778    943    869    791    884
---------------------------------- -----------------------------------
NONINTEREST EXPENSE
Personnel
 expense(a)         6,693   6,008   1,764  1,632  1,650  1,647  1,642
Occupancy and
 equipment          1,719   1,619     454    438    414    413    430
Data processing
 expense              908     805     234    221    218    235    204
Other operating
 expenses           2,335   2,290     586    577    600    572    577
---------------------------------- -----------------------------------
   Total
    noninterest
    expense        11,655  10,722   3,038  2,868  2,882  2,867  2,853
---------------------------------- -----------------------------------
INCOME BEFORE
 INCOME TAXES       6,968   6,648   1,795  1,809  1,766  1,598  1,689
Income tax expense  2,324   2,140     603    597    603    521    536
---------------------------------- -----------------------------------
NET INCOME         $4,644  $4,508  $1,192 $1,212 $1,163 $1,077 $1,153
================================== ===================================
(a)Mortgage Costs
 Reclassified        $904    $680    $173   $261   $259   $211   $255
================================== ===================================
NET INCOME PER
 SHARE:
Basic               $1.42   $1.37   $0.36  $0.37  $0.35  $0.33  $0.35
Fully Diluted       $1.39   $1.35   $0.35  $0.36  $0.35  $0.32  $0.35
AVERAGE SHARES
Basic Shares
 (000s)             3,282   3,280   3,282  3,282  3,282  3,281  3,281
Fully Diluted
 Shares (000s)      3,345   3,328   3,355  3,346  3,343  3,337  3,329

(a) Direct costs of originating mortgage loans have been reclassified to be netted against previously reported mortgage origination fees.

              THE SAVANNAH BANCORP, INC.  AND SUBSIDIARIES
    SELECTED FINANCIAL CONDITION HIGHLIGHTS - FIVE-YEAR COMPARISON
                  (thousands, except per share data)
                              (Unaudited)

SELECTED AVERAGE BALANCES    2003     2002     2001     2000     1999
----------------------------------------------------------------------
 Assets                  $443,502 $396,836 $364,077 $314,461 $273,935
 Loans - net of unearned
  income                  356,006  307,285  265,189  231,760  186,997
 Securities                44,015   55,692   64,299   59,938   59,997
 Other interest-earning
  assets                   22,137   13,426   17,178    7,353   10,677
 Total interest-earning
  assets                  422,158  376,403  346,161  298,406  257,671
 Interest-bearing
  deposits                300,045  271,563  256,852  220,651  191,818
 Borrowed funds            40,158   34,341   30,731   25,053   18,484
 Total interest-bearing
  liabilities             340,203  305,904  287,583  245,704  210,302
 Noninterest-bearing
  deposits                 65,403   55,250   43,356   39,905   36,724
 Total deposits           365,448  326,813  300,208  260,556  228,542
 Loan to deposit ratio -
  average                      97%      94%      88%      89%      82%
 Shareholders' equity      35,740   33,398   30,532   26,439   24,941
 CREDIT QUALITY DATA
 Nonperforming assets      $1,525   $2,114     $587     $694     $342
 Nonperforming loans          598    1,997      587      694      297
 Net loan losses              306      203      148      170       74
 Allowance for loan
  losses                    5,067    4,373    3,826    3,369    2,794
 Non-performing loans to
  loans                      0.15%    0.59%    0.21%    0.28%    0.14%
 Nonperforming assets to
  loans and  other
  real estate owned          0.39%    0.63%    0.21%    0.28%    0.17%
 Net loan losses to
  average loans              0.09%    0.07%    0.06%    0.07%    0.04%
 Allowance for credit
  losses to total loans      1.31%    1.30%    1.34%    1.35%    1.36%

----------------------------------------------------------------------
SELECTED FINANCIAL DATA
AT YEAR-END                  2003     2002     2001     2000     1999
----------------------------------------------------------------------
 Assets                  $476,865 $437,598 $376,183 $344,096 $286,098
 Interest-earning assets  449,025  394,756  352,089  323,138  268,737
 Loans - net of unearned
  income                  386,731  336,775  284,623  250,436  205,914
 Deposits                 389,146  363,044  309,623  291,856  234,262
 Loan to deposit ratio         99%      93%      92%      86%      88%
 Interest-bearing
  liabilities             360,817  337,213  291,550  265,230  218,827
 Shareholders' equity      36,771   34,756   32,071   28,656   25,231
 Shareholders' equity to
  total assets               7.71%    7.94%    8.53%    8.33%    8.82%
 Dividend payout ratio      45.00%   44.32%   41.95%   35.95%   35.21%
 Risk-based capital
  ratios:
   Tier 1 capital to
    risk-based assets       10.60%    9.99%   10.77%   11.31%   12.15%
   Total capital to risk-
    based assets            11.85%   11.24%   12.02%   12.56%   13.39%

----------------------------------------------------------------------
 PER SHARE DATA AT YEAR-
  END(1)                     2003     2002     2001     2000     1999
----------------------------------------------------------------------
   Book value              $11.20   $10.59    $9.83    $8.78    $7.69
   Common stock closing
    price (Nasdaq)         $29.00   $19.06   $18.55   $15.91   $16.28
   Common shares
    outstanding (000s)      3,282    3,281    3,263    3,261    3,278

(1)Share and per share amounts have been restated for two 10 percent stock dividends distributed in February 2003 and in May 2001.

              THE SAVANNAH BANCORP, INC.  AND SUBSIDIARIES
         SELECTED OPERATING HIGHLIGHTS - FIVE-YEAR COMPARISON
                  (thousands, except per share data)
                              (Unaudited)

SUMMARY OF OPERATIONS            2003    2002    2001    2000    1999
----------------------------------------------------------------------
Interest income - taxable
 equivalent                     23,221 $23,824 $27,016 $26,352 $20,990
Interest expense                6,695   8,402  12,734  12,110   8,740
----------------------------------------------------------------------
Net interest income - taxable
 equivalent                    16,526  15,422  14,282  14,242  12,250
Taxable equivalent adjustment    (284)   (312)   (312)   (305)   (248)
----------------------------------------------------------------------
Net interest income            16,242  15,110  13,970  13,937  12,002
Provision for loan losses       1,000     750     605     745     545
----------------------------------------------------------------------
Net interest income after
 provision for credit losses   15,242  14,360  13,365  13,192  11,457
----------------------------------------------------------------------
Noninterest income
   Trust fees                     398     353     317     291     192
   Service charges on deposits  1,572   1,576   1,302   1,281   1,032
   Gains on sale of  loans,
    net  (a)                      776     612     443     213     276
   Other income                   635     469     471     464     432
   Gains on sale of securities      -       -      13       -      13
----------------------------------------------------------------------
Total noninterest income        3,381   3,010   2,546   2,249   1,945
----------------------------------------------------------------------
   Personnel expense (a)        6,693   6,008   4,974   4,839   4,253
   Occupancy and equipment      1,719   1,619   1,335   1,310   1,261
   Data processing expenses       908     805     985     904     809
   Other expense                2,335   2,290   2,138   2,018   1,873
----------------------------------------------------------------------
Total noninterest expense (b)  11,655  10,722   9,432   9,071   8,196
----------------------------------------------------------------------
Income before income taxes      6,968   6,648   6,479   6,370   5,206
Income tax expense              2,324   2,140   2,121   2,078   1,673
----------------------------------------------------------------------
Net income                     $4,644  $4,508  $4,358  $4,292  $3,533
======================================================================
NET INCOME PER SHARE: (c)
  Basic                         $1.42   $1.37   $1.34   $1.31   $1.08
  Diluted                       $1.39   $1.35   $1.32   $1.29   $1.05
 Cash dividends paid per share  $0.63   $0.61   $0.56   $0.47   $0.38
Average basic shares
 outstanding                    3,282   3,280   3,254   3,272   3,272
Average diluted shares
 outstanding                    3,345   3,328   3,312   3,325   3,352

PERFORMANCE RATIOS (AVERAGES)
Net yield on interest-earning
 assets                          3.91%   4.10%   4.13%   4.77%   4.75%
Return on average assets         1.05%   1.14%   1.20%   1.36%   1.29%
Return on average equity        12.99%  13.50%  14.27%  16.23%  14.17%
Efficiency ratio                59.40%  59.17%  57.11%  56.04%  58.77%
Reclassification of direct costs
 of mortgage loans sold from personnel
 cost to a reduction in the gain on sale
 of mortgage loans, net  (a)     $904    $680    $514    $260    $325

Explanatory Notes

(a) Direct costs of originating mortgage loans have been reclassified to be netted against previously reported mortgage origination fees.
(b) 2003 includes $245 of startup expenses related to the Harbourside Mortgage loan production office.
(c) Share and per share amounts have been restated for two 10 percent stock dividends distributed in February 2003 and in May 2001.

              THE SAVANNAH BANCORP, INC.  AND SUBSIDIARIES
                SELECTED QUARTERLY DATA - 2003 AND 2002
                  (thousands, except per share data)
                              (Unaudited)

                 CONDENSED QUARTERLY INCOME STATEMENTS

                                                     2003
                                         -----------------------------
                                          Fourth  Third Second   First
----------------------------------------------------------------------
Net interest income                      $4,265 $3,989 $4,044  $3,944
Provision for credit losses                 210    255    265     270
----------------------------------------------------------------------
Net interest income after
  provision for credit losses             4,055  3,734  3,779   3,674
Non-interest income       (b)               778    943    869     791
Securities transactions                       -      -      -       -
Non-interest expense  (a) (b)             3,038  2,868  2,882   2,867
----------------------------------------------------------------------
Income before income taxes                1,795  1,809  1,766   1,598
Income tax expense                          603    597    603     521
----------------------------------------------------------------------
Net income                               $1,192 $1,212 $1,163  $1,077
======================================================================
(b) Mortgage Costs
     Reclassified                          $173   $261   $259    $211
======================================================================
PER SHARE:                   (c)
    Net income - Basic                    $0.36  $0.37  $0.35   $0.33
    Net income - Diluted                  $0.36  $0.36  $0.35   $0.32
    Dividends                             $0.16  $0.16  $0.16  $0.155
AVERAGE SHARES
    Basic                                 3,282  3,282  3,281   3,281
    Diluted                               3,355  3,346  3,342   3,337

                                                    2002
                                        ------------------------------
                                         Fourth  Third  Second  First
----------------------------------------------------------------------
Net interest income                     $3,945 $3,843  $3,732  $3,590
Provision for credit losses                287    151     156     156
----------------------------------------------------------------------
Net interest income after
  provision for credit losses            3,658  3,692   3,576   3,434
Non-interest income       (b)              884    751     756     619
Securities transactions                      -      -       -       -
Non-interest expense  (a) (b)            2,853  2,687   2,637   2,545
----------------------------------------------------------------------
Income before income taxes               1,689  1,756   1,695   1,508
Income tax expense                         536    564     561     479
----------------------------------------------------------------------
Net income                              $1,153 $1,192  $1,134  $1,029
======================================================================
(b) Mortgage Costs
     Reclassified                         $255   $168    $123    $134
======================================================================
PER SHARE:                   (c)
    Net income - Basic                   $0.35  $0.36   $0.35   $0.31
    Net income - Diluted                 $0.35  $0.36   $0.34   $0.31
    Dividends                           $0.155 $0.155  $0.155  $0.145
AVERAGE SHARES
    Basic                                3,281  3,281   3,282   3,278
    Diluted                              3,329  3,329   3,330   3,322

Explanatory Notes

(a) Includes startup costs of Harbourside Mortgage of $202,000 and $43,000 in the fourth and third quarters of 2003, respectively.
(b) Direct costs of originating mortgage loans have been reclassified to be netted against previously reported mortgage origination fees.
(c) Share and per share amounts have been adjusted for a 10% stock dividend distributed in February 2003.

                                      -8a-

               QUARTERLY MARKET VALUES OF COMMON SHARES

    The Company's common stock was sold in an initial public offering on April 10, 1990. It is traded in the over-the-counter market and is quoted on the Nasdaq National Market under the symbol SAVB. The quarterly high, low and closing stock trading prices for 2003 and 2002 are listed below. There were approximately 700 holders of Company Common Stock of record and, according to information available to the Company, approximately 690 additional shareholders in street name through brokerage accounts at December 31, 2003. The per share amounts have been restated to reflect the effect of a 10 percent stock dividend distributed in February 2003.

                         2003                         2002
              ---------------------------- ---------------------------
Closing Market
 Price         Fourth  Third Second  First  Fourth  Third Second First
----------------------------------------------------------------------

   High       $29.00 $25.00 $23.99 $24.00  $20.69 $22.10 $22.00 18.64
   Low         24.20  23.80  21.34  18.98   18.36  17.73  18.35 17.73
   Close       29.00  24.98  23.99  22.80   19.06  19.86  22.00 18.42


    CONTACT: Savannah Bancorp, Inc. , Savannah
             G. Mike Odom, Jr.912-629-6486
                 or
             Robert B. Briscoe, 912-629-6525

    SOURCE: Savannah Bancorp, Inc.